NU SKIN ENTERPRISES, INC.

                                PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (this "Agreement") is dated as of October 12, 2000 and is entered into by and among Nu Skin Enterprises, Inc., a Delaware corporation ("Company"), each Additional Pledgor that may become a party hereto after the date hereof in accordance with Section 16 hereof (each of Company and each Additional Pledgor being a "Pledgor" and collectively "Pledgors"), and State Street Bank and Trust Company of California, N.A. ("Secured Party"), as agent for and on behalf of the other Benefitted Parties party to the Collateral Agency and Intercreditor Agreement referred to below.

                             PRELIMINARY STATEMENTS

     A. The Prudential Insurance Company of America ("Prudential") is purchasing an aggregate principal amount of JPY9,706,500,000 of Company's Senior Secured Notes due October 12, 2010 (the "Notes") pursuant to that certain Note Purchase Agreement dated as of October 12, 2000 by and between Company and Prudential (such agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Note Purchase Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), and it is desired that the obligations of Company under the Note Purchase Agreement and the Notes be secured hereunder.

     B. The Note Purchase Agreement requires Company to (i) pledge, or cause a pledge of, 65% of the Equity Securities of each Material Foreign Subsidiary to Secured Party, for the ratable benefit of the Benefitted Parties (as defined in the Collateral Agency and Intercreditor Agreement), as security for the Notes, and (ii) take all actions as may be necessary or desirable to give to Secured Party, for the ratable benefit of the Benefitted Parties, a valid and perfected first priority Lien on and security interest in the Pledged Collateral.

     C. Secured Party, Prudential and each of the other Benefitted Parties have entered into that certain Collateral Agency and Intercreditor Agreement dated as of October 12, 2000 (such agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Collateral Agency and Intercreditor Agreement").

     D. Company is the legal and beneficial owner of all of the Equity Securities of Nu Skin Japan Co., Ltd., a Japanese corporation ("Nu Skin Japan").

     E. It is a condition precedent to Prudential's obligation to purchase and pay for the Notes that Pledgors shall have granted the security interest and undertaken the obligations contemplated by this Agreement and the Note Purchase Agreement.


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     F.  This  Agreement,  the Note  Purchase  Agreement  and each of the  other documents relating to the Secured Obligations (as defined in Section 2) are hereinafter referred to collectively as the "Senior Secured Loan Documents."

     NOW, THEREFORE, in consideration of the premises and in order to induce Prudential to purchase and for the Notes under the Note Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party as follows:

     SECTION 1. Pledge of Security. Each Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a first priority security interest in, all of such Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

     (a) the Equity Securities described in Schedule I attached hereto for such Pledgor and the Equity Securities of each Person that becomes a Material Foreign Subsidiary, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Pledgor, and the certificates or other instruments representing any of the foregoing and any interest of such Pledgor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Shares"), and all dividends, distributions, returns of capital, cash, warrants, option, rights, instruments, right to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided that the Pledged Shares shall not include any Equity Securities of such issuer in excess of the number of shares or other equity interests of such issuer possessing up to but not exceeding 65% of the voting power of all classes of Equity Securities entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Securities; and

     (b) to the extent not covered by clause (a) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     SECTION 2. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Sect. 362(a) or any similar or comparable laws of jurisdictions outside the United States), of all obligations and liabilities of every nature of Pledgors now or hereafter existing under or arising out of or in connection with the Obligations (as defined in the Collateral Agency and Intercreditor Agreement) and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to


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any Pledgor, would accrue on such Obligations, whether or not a claim is allowed against such Pledgor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such Obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Senior Secured Creditor as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgors now or hereafter existing under any Senior Secured
Loan   Document   (all  such   obligations   of  Pledgors   being  the  "Secured
Obligations").

     SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by each Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of a Triggering Event (as defined in the Collateral Agency and Intercreditor Agreement), Secured Party shall have the right, without notice to Pledgors, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral; provided that if the Triggering Event is the result of the institution of an involuntary Bankruptcy Proceeding against the Company, any Subsidiary Guarantor or any Material Foreign Subsidiary (an "Involuntary Proceeding"), Secured Party shall not have such right until such proceeding continues for at least 60 consecutive days. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 4. Representations and Warranties. Each Pledgor represents and warrants as follows:

     (a) Due Authorization, etc. of Pledged Shares. All of the Pledged Shares described on Schedule I for such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) Description of Pledged Shares. The Pledged Shares constitute 65% of the voting power of all classes of Equity Securities of each issuer thereof, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

     (c) Ownership of Pledged Collateral. Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for Permitted Liens.

     (d) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is


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


required for either (i) the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by such Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by such Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

     (e) Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

     (f) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     (g) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of such Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

     SECTION 5. Transfers and Other Liens; Additional Pledged Collateral; etc. Each Pledgor shall:

     (a) not, except as expressly permitted by the Senior Secured Loan Documents, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral,
(ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens, or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding Equity Securities of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Securities of any other constituent corporation; provided, if the surviving or resulting corporation is a foreign corporation, then such Pledgor shall only be required to pledge outstanding Equity Securities of such surviving or resulting corporation possessing up to but not exceeding 65% of the voting power of all classes of Equity Securities of such issuer entitled to vote;

     (b) (i) cause each issuer of Pledged Shares not to issue any Equity Securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor or as otherwise permitted by the Senior Secured Loan Documents, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Equity Securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Foreign Subsidiary; provided, notwithstanding anything contained in clause (ii) or this clause (iii) to the contrary, such Pledgor shall only be required to pledge the outstanding Equity Securities up to but not exceeding 65% of the voting power of all classes of Equity Securities of such controlled foreign corporation entitled to vote;


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


     (c) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral (other than customary notices received from a governmental or regulatory body and customary and routine notices received from the issuer of the Pledged Shares in the ordinary course of business); and

     (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

     SECTION 6. Further Assurances; Pledge Amendments.

     (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral. Each Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor. Such Pledgor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other Equity Securities required to be pledged hereunder as provided in the Note Purchase Agreement, promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Amendment to Secured Party, the representations and warranties contained in Section 4 hereof shall be deemed to have been made by such Pledgor as to the Pledged Collateral described in such Pledge Amendment. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of such Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not


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


impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     SECTION 7. Voting Rights; Dividends; Etc.

     (a) So long as no Triggering Event shall have occurred and be continuing:

     (i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of the Senior Secured Loan Documents; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right if Secured Party or Required Creditors shall have notified such Pledgor that, in Secured Party's or Required Creditors' judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that such Pledgor shall give Secured Party and each Senior Secured Party at least five Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Pledgor of any Pledged Shares for or such Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor (B) such Pledgor's consent to or approval of any action otherwise not prohibited under this Agreement and each of the other Senior Secured Loan Documents shall be deemed inconsistent with the terms of any Senior Secured Loan Document within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Secured Party);

     (ii) each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Pledged Collateral; provided, however, that any and all dividends, other distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and

     (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies, dividend payment orders and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph
(i) above and to  receive  the  dividends,  other  distributions,  principal


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or interest  payments  which it is authorized to receive and retain  pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuation of a Triggering Event (other than an Involuntary Proceeding) or upon the occurrence and continuation of an Involuntary Proceeding for at least 60 consecutive days and during the continuation of such Involuntary Proceeding:

     (i) upon written notice from Secured Party to Pledgors, all rights of Pledgors to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

     (ii) all rights of Pledgors to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, other distributions and interest payments; and

     (iii) all dividends, principal, interest payments and other distributions which are received by Pledgors contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgors and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

     (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of a Triggering Event (other than an Involuntary Proceeding) or the occurrence and continuation of an Involuntary Proceeding for at least 60 consecutive days and which proxy shall only terminate upon the payment in full of the Secured Obligations.


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     SECTION 8. Secured Party  Appointed  Attorney-in-Fact.  Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

     (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

     (b) upon the occurrence and during the continuation of a Triggering Event (other than an Involuntary Proceeding) or upon the occurrence and continuation of an Involuntary Proceeding for at least 60 consecutive days and during the continuation of such Involuntary Proceeding, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

     (c) upon the occurrence and during the continuation of a Triggering Event (other than an Involuntary Proceeding) or upon the occurrence and continuation of an Involuntary Proceeding for at least 60 consecutive days and during the continuation of such Involuntary Proceeding, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same;

     (d) upon the occurrence and during the continuation of a Triggering Event (other than an Involuntary Proceeding) or upon the occurrence and continuation of an Involuntary Proceeding for at least 60 consecutive days and during the continuation of such Involuntary Proceeding, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral;

     (e) to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Pledgor to Secured Party, due and payable immediately without demand; and

     (f) upon the occurrence and during the continuation of a Triggering Event (other than an Involuntary Proceeding) or upon the occurrence and continuation of an Involuntary Proceeding for at least 60 consecutive days and during the continuation of such Involuntary Proceeding, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and such Pledgor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Pledged Collateral and


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Secured Party's security  interest therein in order to effect the intent of this
Agreement, all as fully and effectively as such Pledgor might do.

     SECTION 9. Secured Party May Perform. If any Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Pledgor under Section 13(b).

     SECTION 10. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in the Secured Party's possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood by the parties hereto that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party or any Senior Secured Creditor has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any prior parties or any other rights pertaining to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

     SECTION 11. Remedies.

     (a) If any Triggering Event (other than Involuntary Proceeding) shall have occurred and be continuing or any Involuntary Proceeding shall have occurred and be continuing for at least 60 consecutive days, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") (whether or not the UCC applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Senior Secured Creditor may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of the Benefitted Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured

Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party or any Senior Secured Creditor at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgors, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged
Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party or any Senior Secured Creditor to collect such deficiency.

     (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

     (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     SECTION 12. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as provided in the Collateral Agency and Intercreditor Agreement.

     SECTION 13. Indemnity and Expenses.

     (a) Pledgors jointly and severally agree to indemnify Secured Party and each Senior Secured Creditor from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Senior Secured Creditor's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (b) Pledgors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement and the Collateral Agency and Intercreditor Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder and under the Collateral Agency and Intercreditor Agreement, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

     SECTION 14. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of all commitments under each Senior Secured Loan Document, and the cancellation or expiration of all outstanding Letters of Credit (as defined in the Collateral Agency and Intercreditor Agreement), (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Upon the payment in full of all Secured Obligations, the cancellation or termination of all commitments under each Senior Secured Loan Document, and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgors. Upon any such termination Secured Party will, at Pledgors' expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination.

     SECTION 15. Secured Party as Agent.

     (a) Secured Party has been appointed to act as Secured Party hereunder by the Benefitted Parties. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the other Senior Secured

Loan Documents; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of Requisite Creditors (as defined in the Collateral Agency and Intercreditor Agreement). In furtherance of the foregoing provisions of this
Section 15, each Senior Secured Creditor, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Senior Secured Creditor that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of the Benefitted Parties in accordance with the terms of this Section 15.

     (b) Secured Party shall at all times be the same Person that is Collateral Agent under the Collateral Agency and Intercreditor Agreement. Written notice of resignation by the Collateral Agent pursuant to subsection 4(h) of the Collateral Agency and Intercreditor Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of the Collateral Agent pursuant to subsection 4(h) of the Collateral Agency and Intercreditor Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Collateral Agent pursuant to subsection 4(h) of the Collateral Agency and Intercreditor Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Collateral Agent under subsection 4(h) of the Collateral Agency and Intercreditor Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

     (c) Secured Party shall not be deemed to have any duty whatsoever with respect to any Additional Senior Lender (as defined in the Collateral Agency and Intercreditor Agreement) until Secured Party shall have received written notice in form and substance satisfactory to Secured Party from a Pledgor or such Additional Senior Lender as to the existence and terms of the applicable Senior Secured Loan Documents.

     SECTION 16. Additional Pledgors. Company shall be the initial Pledgor hereunder. From time to time subsequent to the date hereof, Subsidiary Guarantors may become parties hereto as additional Pledgors (each an "Additional Pledgor") by executing a counterpart of this Agreement substantially in the form of Schedule III annexed hereto. Upon delivery of any such counterpart to Secured Party, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of Secured Party or any Senior Secured Creditor not to cause any Subsidiary Guarantor to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

     SECTION 17. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     SECTION 18. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or as such other address as shall be designated by such party in a written notice delivered to the other party hereto.

     SECTION 19. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     SECTION 20. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 21. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     SECTION 22. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE

GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Note Purchase Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in Section
23.4 of the Note Purchase Agreement shall be applicable to this Agreement mutatis mutandis.

     SECTION 23. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE , COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;
(II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 18; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PLEDGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 23 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

     SECTION 24. Waiver of Jury Trial. PLEDGORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Pledgor and Secured Party acknowledge that this waiver is a material inducement for such Pledgor and Secured Party to enter into a business relationship, that each Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 24 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT

AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     SECTION 25. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Pledgors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                           NU SKIN ENTERPRISES, INC.,
                           as Pledgor



                           By: __________________________
                           Name:  Corey B. Lindley
                           Title:  Executive Vice President and
                                   Chief Financial Officer


                           Notice Address
                           One Nu Skin Plaza
                           75 West Center Street
                           Provo, Utah  84601
                           Attention:  General Counsel
                           Facsimile:  (801) 345-6099

                                   STATE STREET BANK AND TRUST
                                   COMPANY OF CALIFORNIA, N.A.,
                                   as Secured Party



                                   By: __________________________
                                         Name:  Stephen Rivero
                                         Title:  Vice President



                                   Notice Address
                                   State Street Bank and Trust
                                   Company of California, N.A.
                                   633 West 5th Street, 12th Floor
                                   Los Angeles, California  90071
                                   Attention:  Corporate Trust Department
                                   Facsimile:  (213) 362-7357

                                   SCHEDULE I

                                 PLEDGED SHARES


     Attached to and forming a part of the Pledge Agreement dated as of October 12, 2000 between Nu Skin Enterprises, Inc., as Pledgor, and State Street Bank and Trust Company of California, N.A., as Secured Party.



                                 Stock                                  Number of     Percentage   Holder of
                  Class of    Certificate                  Number of      Shares     Represented   Shares Not
     Issuer         Stock         Nos.       Par Value      Shares      Issued and    by Pledged   Pledged
                                                                       Outstanding      Shares
----------------- ----------- ------------- ------------- ------------ ------------- ------------- -------------
Nu Skin Japan       Common       3A-001       Y50,000        2,340        3,600          65%       Pledgor
Co., Ltd.


                                  SCHEDULE II



                           [FORM OF PLEDGE AMENDMENT]


     This Pledge Amendment,  dated ____________,  20__, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated October 12, 2000, between Nu Skin Enterprises, Inc., as Pledgor, and State Street Bank and Trust Company of California, N.A., as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                      [PLEDGOR]



                                      By:     ___________________________
                                      Name:
                                      Title:



                                      Notice Address





                                 Stock                                  Number of     Percentage   Holder of
                  Class of    Certificate                  Number of      Shares     Represented   Shares Not
    Issuer         Stock          Nos.       Par Value      Shares      Issued and    by Pledged   Pledged
                                                                       Outstanding      Shares

--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------

                                  SCHEDULE III


                              [FORM OF COUNTERPART]


     This COUNTERPART, dated ____________, 20__ is delivered pursuant to Section 16 of the Pledge Agreement referred to below. ____________, a ________ corporation ("Company") hereby agrees (i) that this Counterpart may be attached to the Pledge Agreement, dated as of October 12, 2000 (as it may be from time to time amended, restated, supplemented or otherwise modified, the "Pledge Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Pledgors named therein, and State Street Bank and Trust Company of California, N.A., as Secured Party, and (ii) that by executing and delivering this Counterpart, Company hereby becomes a Pledgor under the Pledge Agreement in accordance with Section 16 thereof and agrees to be bound by all of the terms thereof, and that the Pledged Shares of Company listed on Exhibit A attached hereto shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

     IN WITNESS WHEREOF, Company has caused this Counterpart to be executed and delivered by a duly authorized officer as of the date first above written.



                                   [ADDITIONAL PLEDGOR]



                                   By:     ________________________
                                   Name:
                                   Title:



                                   Notice Address











                                     III-1

                                    EXHIBIT A
                                 TO COUNTERPART


                                 PLEDGED SHARES


=============== ============= ============= ============= ============ ============= ============= =============

                                 Stock                                  Number of     Percentage   Holder of
                  Class of    Certificate                  Number of      Shares     Represented   Shares Not
    Issuer         Stock          Nos.       Par Value      Shares      Issued and    by Pledged   Pledged
                                                                       Outstanding      Shares
                                                                                                   <C.
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------

--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------

=============== ============= ============= ============= ============ ============= ============= =============















                                    III-A-1